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                                                                     EXHIBIT 24

UNION PACIFIC RAILROAD COMPANY AND SUBSIDIARY AND AFFILIATE COMPANIES POWERS OF ATTORNEY

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ PHILIP F. ANSCHUTZ
----------------------
Philip F. Anschutz

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ THOMAS J. DONOHUE
---------------------
Thomas J. Donohue

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ ARCHIE W. DUNHAM
---------------------
Archie W. Dunham

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ SPENCER F. ECCLES
---------------------
Spencer F. Eccles

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I, the undersigned, a director of Union Pacific Railroad Company, a Delaware
Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ IVOR J. EVANS
--------------------------
Ivor J. Evans

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ ELBRIDGE T. GERRY, JR.
--------------------------
Elbridge T. Gerry, Jr.

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ JUDITH RICHARDS HOPE
--------------------------
Judith Richards Hope

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ RICHARD J. MAHONEY
--------------------------
Richard J. Mahoney

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ STEVEN R. ROGEL
--------------------------
Steve R. Rogel
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I, the undersigned, a director of Union Pacific Railroad Company, a Delaware
Corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30,
2003.

/s/ ERNESTO ZEDILLO PONCE DE LEON
---------------------------------
Ernesto Zedillo Ponce De Leon